UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2011

CITIBANK CREDIT CARD ISSUANCE TRUST
(Issuing Entity in respect of the Notes)
(Exact name of issuing entity as specified in its charter)

DELAWARE	333-145220-01	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK CREDIT CARD MASTER TRUST I
(Issuing Entity in respect of the Collateral Certificate)
(Exact name of issuing entity as specified in its charter)

NEW YORK	333-145220-02	NOT APPLICABLE
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

CITIBANK, N.A.
(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-145220-03	13-5266470
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

399 Park Avenue New York, New York	10043
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant's telephone number, including area code:  (212) 559-1000

(Former name or former address, if changed since last report):  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On August 9, 2011, Citibank Credit Card Issuance Trust, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee, entered into the Amended and Restated Indenture dated as of August 9, 2011.  The Amended and Restated Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

On August 9, 2011, Citibank, N.A., as Seller and Servicer, and Deutsche Bank Trust Company Americas, as Trustee, entered into the Second Amended and Restated Pooling and Servicing Agreement dated as of August 9, 2011, the Amended and Restated Series 2000 Supplement thereto dated as of August 9, 2011 and the Amended and Restated Series 2009 Supplement thereto dated as of August 9, 2011.  These agreements are attached hereto as Exhibit 4.2, Exhibit 4.3 and Exhibit 99.1, respectively, and are incorporated herein by reference.

On August 9, 2011, Citibank, N.A., as Beneficiary, and BNY Mellon Trust of Delaware, as Trustee, entered into the Amended and Restated Trust Agreement dated as of August 9, 2011. The Amended and Restated Trust Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference.

The aforementioned amended and restated agreements were entered into primarily to eliminate references to Citibank (South Dakota), National Association and replace them with references to Citibank, N.A. to reflect the merger of those entities on July 1, 2011, to integrate previously adopted amendments into the new amended and restated documents and to make certain other technical and conforming changes.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

4.1       Amended and Restated Indenture dated as of August 9, 2011

4.2	Second Amended and Restated Pooling and Servicing Agreement dated as of August 9, 2011

4.3	Amended and Restated Series 2000 Supplement dated as of August 9, 2011

4.4       Amended and Restated Trust Agreement dated as of August 9, 2011

99.1	Amended and Restated Series 2009 Supplement dated as of August 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A.,
as Depositor of Citibank Credit Card Issuance Trust
and Citibank Credit Card Master Trust I
(Registrant)

By:  /s/  Douglas C. Morrison
Douglas C. Morrison
Vice President

Dated:  August 12, 2011

EXHIBIT INDEX

Exhibit              Description

4.1       Amended and Restated Indenture dated as of August 9, 2011

4.2	Second Amended and Restated Pooling and Servicing Agreement dated as of August 9, 2011

4.3	Amended and Restated Series 2000 Supplement dated as of August 9, 2011

4.4       Amended and Restated Trust Agreement dated as of August 9, 2011

99.1	Amended and Restated Series 2009 Supplement dated as of August 9, 2011